Exhibit 10.1

TENTH AMENDMENT
TO
NOTE AND SECURITY AGREEMENT

This TENTH AMENDMENT (this “Amendment”) TO NOTE AND SECURITY AGREEMENT dated September 16, 2025 amends that certain Note and Security Agreement dated November 14, 2024, as amended, restated, supplemented and otherwise modified from time to time up to the date hereof (the “Note”), among CH CAPITAL LENDING, LLC, a Delaware limited liability company (the “Lender”), HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation (“HOFREC”), HOF VILLAGE NEWCO, LLC, a Delaware limited liability company (“NewCo”), HOF VILLAGE RETAIL I, LLC, a Delaware limited liability company (“HOF VR I”), HOF VILLAGE RETAIL II, LLC, a Delaware limited liability company (“HOF VR II”, and collectively with HOFREC, NewCo and HOF VR I, each a “Borrower” and, collectively, jointly and severally, “Borrowers”).  Capitalized terms not otherwise defined herein shall have the meaning set forth in the Note.

WHEREAS, on May 7, 2025, HOFREC, HOFV Holdings, LLC (“Parent”) and certain other parties entered into the Agreement and Plan of Merger (the “Merger Agreement”) relating to the Take Private Transaction;

WHEREAS, on September 5, 2025, Parent and Lender delivered to HOFREC (i) a Notice of Termination of the Merger Agreement (the “Termination Notice”) to be effective September 17, 2025, absent the earlier cure by HOFREC of the defaults under the Merger Agreement enumerated in the Termination Notice and (ii) a Notice of Maturity and Non-Extension of Debt Instruments (as defined in the Termination Notice) declining to provide further increases in the Facility Amount and declining to agree to any further extensions of the maturity date of the Note and the Subject IRG Debt Instruments (as defined in the Termination Notice) such that, absent an event of default occurring prior to such date, the outstanding balance of all loans made pursuant to the Note and the Subject IRG Debt Instruments will be due and payable in full on September 30, 2025;

WHEREAS, Parent has agreed to increase the Facility Amount, forbear from taking action under the Termination Notice and extend the Termination Date (as defined in the Termination Notice) in consideration of the approval by the HOFREC board of directors (the “HOFREC Board”) authorizing and directing HOFREC management to commence preparation of the necessary agreements, instruments and documents to convey, assign and transfer to the Lenders (as defined in the Termination Notice) all of HOFREC’s and its subsidiaries right, title and interest in and to all of the collateral for the loans and other financial accommodations issued and outstanding pursuant to the Note and the IRG Affiliate Debt Documents (as defined in the Note after giving effect to this Amendment), upon the occurrence of an event of default under the Subject IRG Debt Instruments (including non-payment of the balance of all loans made pursuant to the Note and the Subject IRG Debt Instruments in full), including by way of a deed in lieu of foreclosure;

WHEREAS, the Lender and the Borrowers desire to amend certain provisions of the Note to reflect the foregoing agreements;

WHEREAS, pursuant to Section 7.05 of the Note, the Note may be amended by a written agreement signed by the Borrowers and Lender.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and other good and valuable consideration, the undersigned agree as follows:

1.          The definition of “Facility Amount” in Section 1 of the Note is amended and restated in its entirety to read as follows: ““Facility Amount” means $17,000,000.”

2.          A new definition of “IRG Affiliate Debt Documents” is hereby added to Section 1 of the Note to read as follows:

““IRG Affiliate Debt Documents” shall mean, each of and collectively:

(i)           that certain Backup Joinder and First Amended and Restated Secured Cognovit Promissory Note, effective as of November 7, 2022, by and among HOFREC, NewCo, HOF Village Youth Fields, LLC (“Youth Fields Borrower”), as makers, and Lender, as successor in interest to JKP Financial, LLC (“JKP”), as holder, as amended, restated, supplemented and otherwise modified from time to time, including, without limitation, by the Omnibus Extension of Debt Instruments (the “Omnibus Modification”), entered into effective as of March 31, 2025, among Lender, in its capacity as a lender and as administrative agent for itself and the other lenders, IRG, LLC, a Nevada limited liability company (“IRG”), and Midwest Lender Fund, LLC (“Midwest”), as lenders, and HOFREC and NewCo, as borrowers;

(ii)          that certain Term Loan Agreement, dated December 1, 2020, among HOFREC and the other persons signatory thereto as borrowers, and the lender party thereto, as lenders and Lender, as successor in interest to Aquarian Credit Funding LLC, as administrative agent, as amended, restated, supplemented and otherwise modified from time to time, including, without limitation, by the Omnibus Modification;

(iii)          that certain Joinder and Second Amended and Restated Secured Cognovit Promissory Note, effective as of November 7, 2022, issued by HOFREC, NewCo and Youth Fields Borrower to IRG, as amended, restated, supplemented and otherwise modified from time to time, including, without limitation by the Omnibus Modification;

(iv)          that certain Joinder and Second Amended and Restated Secured Cognovit Promissory Note, effective as of November 7, 2022, issued by HOFREC, NewCo and Youth Fields Borrower to Lender, as successor in interest to JKP, as amended, restated, supplemented and otherwise modified from time to time, including, without limitation, by the Omnibus Modification;

(v)          that certain Secured Cognovit Promissory Note, dated effective as of November 7, 2022, between Midwest, as lender, and HOFREC, NewCo, and Youth Fields Borrower, as borrowers, as amended, restated, supplemented and otherwise modified from time to time, including, without limitation, by the Omnibus Modification;

(vi)          that certain Cognovit Promissory Note, dated June 16, 2022 among HOFREC, HOF VR I, and HOF VR II, as borrowers, and Lender, as lender, as amended, restated, supplemented and otherwise modified from time to time, including, without limitation, by the Omnibus Modification;

(vii)         that certain Loan Agreement, dated September 27, 2022, among Lender, as successor in interest to Huntington National Bank, as lender, as amended, restated, supplemented and otherwise modified from time to time; and

(viii)        any and all documents, instruments and other agreements from time to time entered into in connection with the foregoing.”

3.          The definition of “Maturity Date” in Section 1 of the Note is amended and restated in its entirety to read as follows: ““Maturity Date” means the earliest to occur of (i) September 30, 2025, (ii) the closing of the Take Private Transaction, (iii) the Termination Date, as such term is defined in any definitive agreement and plan of merger entered in connection with the Take Private Transaction, if applicable, and (iv) the occurrence of an Event of Default.”

4.          Section 6.01(c) of the Note is hereby amended and restated in its entirety to read as follows:

“(c) Cross-Default.  The occurrence of any default, event of default, “Default” and/or “Event of Default” (however so defined) under any of the IRG Affiliate Debt Documents, it being further expressly agreed and acknowledged that the occurrence of any Default or Event of Default under this Note shall constitute an immediate default, event of default, “Default” and “Event of Default” (however so defined) under any of the IRG Affiliate Debt Documents.”

5.          HOFREC represents and warrants that on September 15, 2025, the HOFREC Board authorized and directed HOFREC management to commence preparation of the necessary agreements, instruments and documents relating to the foreclosure of various properties that provide collateral for the loans and other financial accommodations issued and outstanding pursuant to the Note and the IRG Affiliate Debt Documents (as defined in the Note after giving effect to this Amendment), including by way of a deed in lieu of foreclosure, pursuant to one or more warranty deeds and such other document, instruments, agreements and certificates, and upon such terms and conditions as may be required by Lender and the applicable title company insuring such conveyance, in each case at any time after the occurrence of any event of default under the Subject IRG Debt Instruments (including non-payment of the balance of all loans made pursuant to the Note and the Subject IRG Debt Instruments in full) and directed HOFREC management to take all appropriate action to carry out and make effective such action as approved by the HOFREC Board.

6.          Except as expressly amended in accordance with this Amendment, the Note and the Loan Documents (as defined in the Note) shall remain unmodified and in full force and effect. Any reference to the Note in any other document shall refer to the Note as amended hereby. In the event of any conflict between the terms of the Note and the terms of this Amendment, the terms of this Amendment shall control.

7.          This Amendment may be executed, including by electronic transmission, in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument.

8.          This Amendment shall be construed and enforced in accordance with the laws of the State of New York without regard to the application of the principles of conflicts or choice or laws (other than New York General Obligations Law 5-1401 and 5-1402).

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first indicated above.

BORROWERS:

HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation

By:	/s/ Lisa Gould
Name: Lisa Gould
Title: Executive Vice President of Business Administration

HOF VILLAGE NEWCO, LLC, a Delaware limited liability company

By:	/s/ Lisa Gould
Name: Lisa Gould
Title: Executive Vice President of Business Administration

HOF VILLAGE RETAIL I, LLC, a Delaware limited liability company

By:	/s/ Lisa Gould
Name: Lisa Gould
Title: Executive Vice President of Business Administration

HOF VILLAGE RETAIL II, LLC, a Delaware limited liability company

By:	/s/ Lisa Gould
Name: Lisa Gould
Title: Executive Vice President of Business Administration

LENDER:

CH CAPITAL LENDING, LLC, a Delaware limited liability company

By: Holdings SPE Manager, LLC, its Manager

By: /s/ Richard H. Klein
Name: Richard H. Klein
Title: Chief Financial Officer

AGREED AND ACKNOWLEDGED:

IRG, LLC, a Nevada limited liability company

By: S.L. Properties, Inc., its Manager

By: /s/ Stuart Lichter
Name: Stuart Lichter
Title: President

MIDWEST LENDER FUND, LLC, a Delaware
limited liability company

By: S.L. Properties, Inc., its Manager

By: /s/ Stuart Lichter
Name: Stuart Lichter
Title: President